SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 11, 2006

LGA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-28789	84-1461919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3380 North El Paso Street, Suite G
Colorado Springs, Colorado 80907
(Address of principal executive offices) (Zip Code)

(719) 630-3800
 Registrant’s telephone number, including area code

TENET INFORMATION SERVICES, INC.
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

During LGA's 2006 annual audit the Company discovered fraud activity linked to its internal accountant. The accountant was fired and is under arrest by the Colorado Springs police department for felony embezzlement charges.

Preliminary review indicates that the fraudulent activity amounted to approximately $134,000.

LGA has begun recovering the stolen funds, the theft of which was primarily credit card related. It is too early to forecast how much of the funds will be recovered.

The investigation and consequences to the Company's financial statements have resulted in a delay of the filing of the Company's Form 10-KSB.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGA Holdings, Inc..
Date: October 11, 2006	By:	/s/ Marty Williams
Marty Williams
Chief Executive Officer